SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 21, 2004

                             ALAMOSA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)




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           Delaware                0-32357                 75-2890997
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(State or Other Jurisdiction     (Commission            (I.R.S. Employer
       of Incorporation)          File Number)          Identification No.)
------------------------------- --------------- --------------------------------



         5225 S. Loop 289, Lubbock, Texas                79424
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     (Address of Principal Executive Offices)          (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 9.  REGULATION FD DISCLOSURE.

             On July 21, 2004, Alamosa Holdings, Inc. ("APCS") issued a press release announcing its 2004 second-quarter customer results for net subscriber additions, total subscribers and customer churn. The press release is attached as Exhibit 99.1 to this Form 8-K and is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: July 21, 2004

                                       ALAMOSA HOLDINGS, INC.

                                       By: /s/ Kendall W. Cowan
                                           --------------------------------
                                           Name:  Kendall W. Cowan
                                           Title: Chief Financial Officer



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                                  EXHIBIT INDEX


         99.1        Release dated July 21, 2004